UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
February 12, 2007
STURM, RUGER & COMPANY, INC.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-10435	06-0633559
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
ONE LACEY PLACE, SOUTHPORT, CONNECTICUT    06890
(Address of Principal Executive Offices)                                (Zip Code)
Registrant’s telephone number, including area code (203) 259-7843
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
     On February 12, 2007, Sturm, Ruger & Company, Inc. (the “Company”) issued a press release announcing that it will no longer provide an earnings release on an annual or quarterly basis in advance of the filing of its Form 10-K or Forms 10-Q. Instead it will issue a brief press release containing only the financial statements at the same time that it files the Form 10-K or Form 10-Q. A copy of the press release is furnished as Exhibit 99.1 to the Current Report on Form 8-K and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press release of Sturm, Ruger & Company, Inc. dated February 12, 2007, announcing the change in earnings release policy.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

STURM, RUGER & COMPANY, INC.

By:	/S/ THOMAS A. DINEEN

	Name:	Thomas A. Dineen
	Title:	Principal Financial Officer, Vice President, Treasurer and Chief Financial Officer
Dated: February 12, 2007

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